UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21883

Oppenheimer Rochester Ohio Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 12/31/2012

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes–109.7%
Ohio–94.2%
$1,000,000	Akron Bath Copley, OH Joint Township Hospital District (Children’s Hospital Medical Center of Akron)[1]	5.000%		11/15/2042	$1,082,760
50,000	Akron, OH Bath Copley Joint Township Hospital District[1]	5.250		11/15/2031	51,566
1,000,000	Akron, OH Income Tax (Community Learning Centers)[1]	5.000		12/01/2030	1,167,010
2,100,000	Allen County, OH Hospital Facilities (Catholic Healthcare Partners)[1]	5.000		05/01/2042	2,314,578
255,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.625		02/15/2036	264,909
1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750		02/15/2039	1,147,000
30,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)	6.050		12/15/2019	30,023
100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)	5.000		12/01/2035	101,866
2,050,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2047	1,846,230
8,480,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	7,761,405
53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[2]	06/01/2052	773,916
1,000,000	Butler County, OH Hospital Facilities (Kettering Health Network/Kettering Medical Center Obligated Group)[1]	6.375		04/01/2036	1,214,400
25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150		01/20/2050	28,221
1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)	5.750		11/01/2022	2,105,294
500,000	Cincinnati, OH GO1	5.000		12/01/2036	571,255
40,000	Cincinnati, OH Hsg. Finance Corp. (Cambridge Arms)[1]	6.500		08/01/2022	40,119
155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375		09/15/2027	154,994
205,000	Cleveland, OH Airport (Continental Airlines)	5.700		12/01/2019	205,016
1,000,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	1,141,900
500,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	562,200
310,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	310,273
2,000,000	Cleveland, OH Water[1]	5.000		01/01/2042	2,287,160
715,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375		05/15/2019	715,558
895,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125		05/15/2025	910,519
195,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750		05/15/2020	195,548
430,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800		05/15/2027	431,135
725,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.125		05/01/2026	726,943

1	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon	Maturity	Value
$1,000,000	Cleveland-Cuyahoga County, OH Port Authority (St. Clarence)	6.250%	05/01/2038	$1,002,680
2,090,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	5.375	11/15/2039	2,065,254
1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)	6.500	11/15/2039	1,263,502
500,000	Columbus-Franklin County, OH Finance Authority (Hubbard Avenue Parking Facility)[1]	5.000	12/01/2036	504,195
1,050,000	Columbus-Franklin County, OH Finance Authority, Series A	6.000	05/15/2035	1,098,531
360,000	Cuyahoga County, OH Economic Devel. (Medical Mart Center)[1]	5.250	12/01/2025	429,473
70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)	6.700	08/15/2028	71,919
25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)	6.800	02/15/2035	25,688
150,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500	02/15/2027	150,200
35,000	Cuyahoga County, OH Hospital (W.O. Walker Center)	5.000	01/01/2023	35,034
1,890,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,893,326
120,000	Cuyahoga County, OH Multifamily (Allerton Apartments)[1]	5.400	08/20/2048	128,598
1,000,000	Cuyahoga County, OH Multifamily (Vesta-Cleveland)	5.300	08/20/2034	1,039,270
420,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	424,738
700,000	Dayton-Montgomery County, OH Port Authority (Dayton Regional Bond Fund-Maverick)	5.125	05/15/2022	718,550
25,000	Erie County, OH GO1	5.375	12/01/2014	25,103
330,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2022	330,706
810,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2023	811,644
400,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2024	400,764
60,000	Fairfield County, OH Hospital (Fairfield Medical Center)[1]	5.000	06/15/2033	60,094
750,000	Field, OH Local School District (School Facilities Construction & Improvement)	5.000	12/01/2027	767,558
10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	10,003
55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	52,834
15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	14,409
40,000	Franklin County, OH Multifamily Hsg. (Country Ridge Apartments)[1]	6.000	10/20/2038	40,048
65,000	Franklin County, OH Revenue (New Lincoln Lodge)	6.850	02/01/2035	67,430
1,000,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000	07/01/2042	1,127,780

2	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon	Maturity	Value
$225,000	Glenwillow Village, OH GO	5.875%	12/01/2024	$235,544
3,405,000	Greene County, OH (Greene Town Center)	8.000	12/01/2034	3,757,315
162,500	Greene County, OH Economic Devel. (YMCA)	6.000	12/01/2023	154,382
20,000	Greene County, OH University Hsg. (Central State University)	5.000	09/01/2024	17,949
55,000	Greene County, OH University Hsg. (Central State University)	5.100	09/01/2035	45,308
55,000	Greene County, OH University Hsg. (Central State University)	5.375	09/01/2022	51,962
35,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	31,588
2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,524,025
200,000	Hancock County, OH Hospital (BV/BVHS/BVHF Obligated Group)[1]	5.750	12/01/2026	234,240
48,000	Heath City, OH School District[1]	6.375	12/01/2027	48,200
4,600,000	Hickory Chase, OH Community Authority Infrastructure Improvement[3]	7.000	12/01/2038	2,530,276
60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,218
1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2032	1,570,218
10,000	Lake County, OH Sewer District Improvements	6.250	12/01/2014	10,049
10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.250	02/01/2021	10,014
200,000	Lorain County, OH Port Authority (Alumalloy LLC)	6.000	11/15/2025	193,888
10,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	10,033
25,000	Lucas County, OH (Metropolitan Sewer & Water District)[1]	5.000	12/01/2018	25,095
40,000	Lucas County, OH GO1	6.500	12/01/2016	40,204
750,000	Lucas County, OH Health Care Facilities (LHS/LOOFHSANO/LOOFHSAWC Obligated Group)[1]	7.000	11/01/2045	848,768
400,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	5.000	08/15/2021	442,364
750,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.000	11/15/2029	858,203
500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	603,145
25,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)	8.250	12/01/2016	25,138
500,000	Miami University, OH1	5.000	09/01/2036	569,860
40,000	Montgomery County, OH (Catholic Health Initiatives)	5.250	05/01/2039	41,560
500,000	Montgomery County, OH (Miami Valley Hospital)[1]	5.750	11/15/2023	616,660
575,000	Montgomery County, OH (Miami Valley Hospital/Medamerica Health System Corp. Obligated Group)[1]	6.250	11/15/2033	638,193
40,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950	09/01/2019	40,096
45,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	6.000	09/01/2031	45,080
325,000	New Carlisle, OH (Twin Creek)	6.125	11/01/2026	353,090

3	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon	Maturity	Value
$500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800%	12/01/2038	$568,675
560,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	8.500	02/01/2020	409,954
50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)	10.000	02/01/2020	41,169
570,000	OH Air Quality Devel. Authority (Marion Ethanol)	8.500	02/01/2020	417,274
265,000	OH Air Quality Devel. Authority (Ohio Power Company)[1]	5.150	05/01/2026	265,363
150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	153,293
40,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	41,348
1,960,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Clinton County Port Authority)[1]	5.000	12/01/2034	2,122,543
150,000	OH Economic Devel. (Ohio Enterprise Bond Fund-Toledo)[1]	5.500	12/01/2019	164,283
85,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	85,136
150,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	150,417
30,000	OH HFA (Residential Mtg.)[1]	5.100	03/01/2038	30,714
30,000	OH HFA (Residential Mtg.)[1]	5.550	09/01/2028	32,438
160,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	166,296
495,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	521,285
145,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	152,138
475,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	508,953
7,500,000	OH Higher Education Facility Commission (Cleveland Clinic Health System)[4]	5.000	01/01/2031	8,678,625
50,000	OH Higher Education Facility Commission (University Hospitals Health System)[1]	6.500	01/15/2029	56,103
25,000	OH Higher Educational Facility Commission (John Carroll University)[1]	5.250	11/15/2033	25,390
1,000,000	OH Hospital (University Hospitals Health System)[1]	5.000	01/15/2041	1,096,270
850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[3]	14.500	07/01/2028	—
100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[5]	7.125	08/01/2025	76,272
2,000,000	OH River South Authority (Lazarus Building Redevel)	5.750	12/01/2027	2,051,360
215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	215,022
25,000	OH State University COP (Agriculture Technical Institute)[1]	5.050	12/01/2017	25,403
100,000	OH Water Devel. Authority (Consumers Ohio Water)[1]	5.000	09/01/2031	100,079
214,083	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[3]	6.350	07/01/2027	30,038
700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	790,587
750,000	Penta, OH Career Center COP[1]	5.250	04/01/2025	877,988
225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400	02/15/2034	135,743

4	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon	Maturity	Value
$750,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[1]	5.000%	12/01/2037	$808,035
5,000	Ravenna, OH GO	6.300	02/01/2013	5,022
30,000	Reynoldsburg, OH City School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2030	30,442
15,000	Richland County, OH GO	5.400	12/01/2015	15,063
750,000	Riversouth, OH Authority (Riversouth Area Redevel.)[1]	5.000	12/01/2024	896,153
175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	198,926
15,000	Seven Hills, OH GO	6.250	12/01/2020	15,046
15,000	Springboro, OH Special Assessment (Pioneer Blvd.)	6.350	12/01/2014	15,053
920,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	966,138
1,000,000	Summit County, OH Port Authority (Austen Bioinnovation Institute in Akron)[1]	5.375	12/01/2030	1,147,630
1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	1,107,680
1,120,000	Summit County, OH Port Authority (Twinsburg Township)[1]	5.125	05/15/2025	1,143,083
750,000	Summit County, OH Port Authority (University of Akron Student Hsg.)[1]	6.000	01/01/2036	889,335
50,000	Toledo, OH GO1	6.350	12/01/2025	50,129
1,050,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375	12/01/2035	1,077,405
885,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	916,993
1,070,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	1,114,854
690,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	388,725
240,000	Wapakoneta, OH Sewer	4.950	12/01/2018	240,410
1,500,000	Warren County, OH Port Authority (Corridor 75 Park)	7.500	12/01/2034	1,547,385
10,000	Warren, OH Waterworks[1]	5.000	11/01/2022	10,003
245,000	Westlake, OH GO1	5.000	12/01/2021	248,496
350,000	Wright, OH State University[1]	5.000	05/01/2031	395,885
1,770,000	Wright, OH State University[1]	5.000	05/01/2032	2,047,660

				94,599,504
U.S. Possessions–15.5%
500,000	Guam GO1	6.750	11/15/2029	561,035
750,000	Guam GO1	7.000	11/15/2039	846,263
300,000	Guam Government Business Privilege[1]	5.125	01/01/2042	334,050
230,000	Northern Mariana Islands Commonwealth, Series A	5.000	06/01/2030	190,148
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	5.750	07/01/2037	493,215
600,000	Puerto Rico Commonwealth GO1	6.000	07/01/2039	616,044
1,250,000	Puerto Rico Commonwealth GO1	6.500	07/01/2037	1,319,288
135,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	137,978
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	81,564
80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	81,664

5	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Principal Amount		Coupon		Maturity	Value
$90,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250%		07/01/2031	$91,534
15,000	Puerto Rico HFC[1]	5.100		12/01/2018	15,210
90,000	Puerto Rico IMEPCF (American Airlines)[3]	6.450		12/01/2025	63,216
110,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	113,179
1,015,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	1,060,980
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	2,187,692
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		04/01/2027	100,877
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.125		04/01/2032	100,028
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		04/01/2042	100,461
75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	60,836
100,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.000		10/01/2042	98,620
10,000	Puerto Rico Public Buildings Authority[1]	5.125		07/01/2024	10,001
2,165,000	Puerto Rico Public Buildings Authority[1]	6.750		07/01/2036	2,378,729
500,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2021	539,705
250,000	Puerto Rico Public Buildings Authority[1]	7.000		07/01/2025	268,413
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037	518,505
525,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	555,728
500,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039	550,640
1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[6]	08/01/2032	1,023,980
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750		08/01/2057	545,415
500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042	535,387

					15,580,385

Total Investments, at Value (Cost $110,557,623)–109.7%					110,179,889
Liabilities in Excess of Other Assets–(9.7)					(9,747,570)

Net Assets–100.0%					$100,432,319

Footnotes to Statement of Investments

1.	All or a portion of the security position has been segregated for collateral to cover borrowings.
2.	Zero coupon bond reflects effective yield on the date of purchase.
3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.
4.	Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See accompanying Notes.
5.	Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See accompanying Notes.
6.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

To simplify the listings of securities, abbreviations are used per the table below:

BV	Blanchard Valley
BVHF	Blanchard Valley Health Foundation
BVHS	Blanchard Valley Health System
COP	Certificates of Participation
CSAHS	The Sisters of Charity of St. Augustine Health System
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial,Tourist, Educational, Medical and Environmental Community Facilities
LHS	Lutheran Homes Society
LOOFHSANO	Lutheran Orphans & Old Folks Home Society at Napolean Ohio
LOOFHSAWC	Lutheran Orphans & Old Folks Home Society at Wolf Creek
ROLs	Residual Option Longs
TASC	Tobacco Settlement Asset-Backed Bonds
UHHS	University Hospitals Health System
YMCA	Young Men’s Christian Assoc.

Notes to Statement of Investments

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a

7	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities in the annual and semiannual reports equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports, while interest payable on the related short-term floating rate securities is recorded as interest expense. At December 31, 2012, municipal bond holdings with a value of $8,678,625 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $5,625,000 in short-term floating rate securities issued and outstanding at that date.

At December 31, 2012, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate [2]	Maturity Date	Value
$1,875,000	OH Higher Education Facility Commission ROLs	15.425%	1/1/31	$3,053,625

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.
2.	Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities in the annual and semiannual reports and interest on the security is recorded as investment income on the Fund’s Statement of Operations in the annual and semiannual reports.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $5,625,000 as of December 31, 2012.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of December 31, 2012 is as follows:

Cost	$6,105,826
Market Value	$2,759,273
Market Value as a % of Net Assets	2.75%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of December 31, 2012, securities with an aggregate market value of $76,272, representing 0.08% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

12	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

13	Oppenheimer Rochester Ohio Municipal Fund

STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of December 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$94,569,466	30,038	94,599,504
U.S. Possessions	—	15,580,385	—	15,580,385

Total Assets	$—	$110,149,851	30,038	110,179,889

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Muncipal Bonds and Notes
Ohio	$(29,980)	$29,980

Total Assets	$(29,980)	$29,980

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

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STATEMENT OF INVESTMENTS December 31, 2012 (Unaudited)

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$104,961,159 [1]

Gross unrealized appreciation	$6,095,412
Gross unrealized depreciation	(6,486,141)

Net unrealized depreciation	$(390,729)

1.	The Federal tax cost of securities does not include cost of $5,609,459, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note.

15	Oppenheimer Rochester Ohio Municipal Fund

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	2/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	2/11/2013